UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 4, 2006

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                On April 7, 2006, SuperGen, Inc. filed a Form 8-K to report that, pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization dated March 30, 2006 by and among SuperGen, Inc. (“SuperGen”), King’s Peak Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SuperGen, Montigen Pharmaceuticals, Inc., a Delaware corporation (“Montigen”), James N. Clarke as Stockholder Representative and U.S. Bank National Association as Escrow Agent, on April 4, 2006 SuperGen completed its acquisition of Montigen.  This Form 8-K/A is being filed to include the financial statements required under Item 9.01 below.  These financial statements are filed as Exhibits 99.1 and 99.2.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired

                The audited financial statements of Montigen Pharmaceuticals, Inc., including the balance sheet as of December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the year then ended and independent auditors’ report related thereto are attached as Exhibit 99.1 hereto and incorporated in their entirety herein by reference.

(b)  Pro Forma Financial Information

                The unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and three months ended March 31, 2006, and the balance sheets as of March 31, 2006, are attached as Exhibit 99.2 hereto and incorporated in their entirety herein by reference.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to Montigen Pharmaceuticals, Inc.
99.1

Audited financial statements of Montigen Pharmaceuticals, Inc. as of December 31, 2005 and the related statements of operations, statements of stockholders equity and cash flows for the year then ended.

99.2

Unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and three months ended March 31, 2006, and the balance sheets as of March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

By:	/S/ MICHAEL MOLKENTIN
Michael Molkentin Chief Financial Officer

Date:  June 19, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to Montigen Pharmaceuticals, Inc.

99.1

Audited financial statements of Montigen Pharmaceuticals, Inc. as of December 31, 2005 and the related statements of operations, statements of stockholders equity and cash flows for the year then ended.

99.2

Unaudited pro forma combined condensed financial statements, including the statements of operations for the year ended December 31, 2005 and three months ended March 31, 2006, and the balance sheets as of March 31, 2006.